Exhibit 10.1.6


                               SIXTH AMENDMENT TO
          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

     THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 14th day of May, 2001, by and among

     AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island, successor in interest to Foster Grant Group, L.P., F.G.G. Investments, Inc., The Bonneau Company, Bonneau Holdings, Inc., Bonneau General, Inc., Foster Grant Holdings, Inc., and O-Ray Holdings, Inc. (the "Borrower");

     FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma") (Fantasma together with the Borrower, the "Obligors");

     BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and

     BANK OF AMERICA, N.A., a national banking association (the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.

                                    RECITALS

     A. The Obligors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Second Amended and Restated Financing and Security Agreement dated as of June 12, 2000 (the "Third Amendment"), Fourth Amendment to Second Amended and Restated Financing and Security Agreement dated as of August 14, 2000 (the "Fourth Amendment"), Fifth Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 26, 2001 and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements among the Obligors, the Lenders and the Agent with respect to the "Loan" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit Facility which is part of the Revolving Credit Facility.

     B. The Obligors have requested that the Agent and Lenders waive certain financial covenant defaults, amend certain financial covenant provisions of the Financing Agreement and amend certain other provisions of the Financing Agreement.


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


     C. The Agent and Lenders are willing to agree to the Obligors' request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Obligors, the Agent and the Lenders agree as follows:

     1. The Obligors, the Agent and the Lenders agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. Each of the Borrower and Fantasma represents and warrants to the Lenders and Agent as follows:

          (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

          (b) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

          (c) Each of the Borrower and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

          (d) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower and Fantasma, enforceable in accordance with its terms.

          (e) All of the Borrower's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's and Fantasma's execution of this Agreement.

          (f) After giving effect to this Agreement, no Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

     3. Section 1.1 of the Financing Agreement (Certain Defined Terms) is hereby amended by adding the following definition:

          "SIXTH AMENDMENT" MEANS THAT CERTAIN SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT DATED AS OF MAY 14, 2001 BY AND AMONG THE BORROWER, FANTASMA, THE AGENT AND THE LENDERS.

     4. Section 2.1.10 of the Financing Agreement (Revolving Credit Unused Line
Fee) is hereby deleted in its entirety and the following is substituted in its place:

          2.1.10 REVOLVING CREDIT UNUSED LINE FEE.

          THE BORROWER SHALL PAY TO THE AGENT FOR THE RATABLE BENEFIT OF THE LENDERS A MONTHLY REVOLVING CREDIT FACILITY FEE (COLLECTIVELY, THE "REVOLVING CREDIT UNUSED LINE FEES" AND INDIVIDUALLY, A "REVOLVING CREDIT UNUSED LINE FEE") IN AN AMOUNT EQUAL TO ONE-HALF OF ONE PERCENT (.500%) PER ANNUM ON THE AVERAGE DAILY UNUSED AND UNDISBURSED PORTION OF THE TOTAL REVOLVING CREDIT COMMITTED AMOUNT IN EFFECT FROM TIME TO TIME ACCRUING DURING EACH CALENDAR MONTH, MINUS THE AVERAGE AMOUNT BY WHICH BORROWINGS UNDER THE REVOLVING LOAN WERE REDUCED DUE TO THE OPERATION OF SECTION
     2.1.12 (REQUIRED AVAILABILITY). THE ACCRUED AND UNPAID PORTION OF THE REVOLVING CREDIT UNUSED LINE FEE SHALL BE PAID IN ARREARS BY THE BORROWER TO THE AGENT ON THE FIRST DAY OF EACH MONTH, COMMENCING ON THE FIRST SUCH DATE FOLLOWING THE DATE HEREOF, AND ON THE REVOLVING CREDIT TERMINATION DATE.

     5. Section 2.3.1(d) of the Financing Agreement (Applicable Interest Rates) is hereby deleted in its entirety and the following is substituted in its place:

          (d) CHANGES IN THE APPLICABLE MARGIN SHALL BE MADE NOT MORE FREQUENTLY THAN QUARTERLY BASED ON THE BORROWER'S PRICING RATIO, DETERMINED BY THE AGENT IN THE EXERCISE OF ITS SOLE AND ABSOLUTE DISCRETION FROM THE MONTHLY REPORTS FOR MONTHS THAT ARE ALSO THE END OF A FISCAL QUARTER REQUIRED BY
     SECTION 6.1.1(c) (MONTHLY STATEMENTS AND CERTIFICATES) (THE FIRST SUCH DETERMINATION SHALL BE MADE BASED ON THE BORROWER'S FINANCIAL STATEMENTS FOR THE LAST BUSINESS DAY OF THE BORROWER'S FISCAL QUARTER ENDING CLOSEST TO JUNE 30, 2001, WHICH DELIVERY SHALL BE MADE ON OR BEFORE JULY 31, 2001) AND SHALL BE EFFECTIVE AS OF THE FIRST DAY OF THE FIRST MONTH AFTER THE MONTH IN WHICH THE AGENT RECEIVES SUCH STATEMENTS. THE APPLICABLE MARGIN (EXPRESSED AS BASIS POINTS) SHALL VARY DEPENDING UPON THE BORROWER'S PRICING RATIO, AS FOLLOWS:

---------------------------------------------------------------------------------------------
                                                                       APPLICABLE MARGIN FOR
                                      APPLICABLE MARGIN FOR             BASE RATE REVOLVING
      PRICING RATIO                   LIBOR REVOLVING LOANS                    LOANS
---------------------------------------------------------------------------------------------
  .94 TO 1.0 AND BELOW                   375 BASIS POINTS                200 BASIS POINTS
---------------------------------------------------------------------------------------------
 GREATER THAN .94 TO 1.0                 325 BASIS POINTS                150 BASIS POINTS
BUT LESS THAN OR EQUAL TO
       .99 TO 1.0
---------------------------------------------------------------------------------------------
GREATER THAN .99 TO 1.00                 300 BASIS POINTS                125 BASIS POINTS
TO 1.0 BUT LESS THAN OR
  EQUAL TO 1.10 TO 1.0
---------------------------------------------------------------------------------------------


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


---------------------------------------------------------------------------------------------
GREATER THAN 1.10 TO 1.0                275 BASIS POINTS                 100 BASIS POINTS
BUT LESS THAN OR EQUAL TO
      1.20 TO 1.0
---------------------------------------------------------------------------------------------
GREATER THAN 1.20 TO 1.0                250 BASIS POINTS                  75 BASIS POINTS
BUT LESS THAN OR EQUAL TO
      1.30 TO 1.0
---------------------------------------------------------------------------------------------
GREATER THAN 1.30 TO 1.0                225 BASIS POINTS                  50 BASIS POINTS
      AND GREATER
---------------------------------------------------------------------------------------------

     THE INITIAL APPLICABLE MARGIN UPON THE CLOSING DATE OF THE SIXTH AMENDMENT SHALL BE (a) 325 BASIS POINTS FOR LIBOR REVOLVING LOANS AND (b) 150 BASIS POINTS FOR BASE RATE REVOLVING LOANS.

     NOTWITHSTANDING THE FOREGOING, FOLLOWING THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, AT THE OPTION OF THE AGENT, ALL LOAN AND OTHER OBLIGATIONS MAY BEAR INTEREST AT THE POST-DEFAULT RATE

     6. Section 2.4.3 of the Financing Agreement (Field Examination Fees) is hereby deleted in its entirety and the following is substituted in its place:

          2.4.3 FIELD EXAMINATION AND ADMINISTRATIVE FEES.

          (a) THE BORROWER SHALL CAUSE TO BE PAID TO THE AGENT, FOR THE EXCLUSIVE BENEFIT OF THE AGENT, A FIELD EXAMINATION FEE (COLLECTIVELY, THE "FIELD EXAMINATION FEES" AND INDIVIDUALLY A "FIELD EXAMINATION FEE") OF $750 PER DAY PER EXAMINER PLUS ALL REASONABLE OUT-OF-POCKET EXPENSES, IF ANY, INCURRED BY THE AGENT IN CONNECTION WITH THE CONDUCT AND REVIEW OF THE FIELD EXAMINATION CONDUCTED PAYABLE AT THE TIME THAT SUCH EXAM IS COMPLETED.

          (b) THE BORROWER SHALL CAUSE TO BE PAID TO THE AGENT, FOR THE EXCLUSIVE BENEFIT OF THE AGENT, AN ADMINISTRATIVE FEE (THE "ADMINISTRATIVE FEE") OF FIFTEEN THOUSAND DOLLARS ($15,000) WHICH SHALL BE PAYABLE QUARTERLY ON THE FIRST DAY OF EACH CALENDAR QUARTER COMMENCING ON THE FIRST SUCH DATE FOLLOWING THE CLOSING DATE, AND CONTINUING UNTIL THE LAST SUCH DATE PRIOR TO WHICH ALL OBLIGATIONS ARISING OUT OF, OR UNDER, THE CREDIT FACILITIES THEN OUTSTANDING HAVE BEEN PAID IN FULL. THE BORROWER AGREES THAT IT SHALL BE REQUIRED TO PAY AN ADMINISTRATIVE FEE TO THE AGENT FOR EACH QUARTERLY PERIOD REGARDLESS OF WHETHER THE AGENT ACTUALLY CONDUCTS A FIELD EXAMINATION DURING OR WITH RESPECT TO SUCH QUARTERLY PERIOD.

     7. Section 6.1.13 of the Financing Agreement (Financial Covenants) is hereby deleted in its entirety and the following is substituted in its place:

          6.1.13 FINANCIAL COVENANTS.

          (a) FIXED CHARGE COVERAGE RATIO. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL MAINTAIN, TESTED ON THE LAST BUSINESS DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS BEGINNING ON THE LAST BUSINESS


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


     DAY OF THE FISCAL QUARTER ENDING CLOSEST TO (a) MARCH 31, 2001, FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, A FIXED CHARGE COVERAGE RATIO OF NOT LESS THAN .90 TO 1.0 AND (b) JUNE 30, 2001 AND THEREAFTER, FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, A FIXED CHARGE COVERAGE RATIO OF NOT LESS THAN 1.00 TO 1.0.

          (b) LEVERAGE RATIO. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL AT ALL TIMES MAINTAIN, TESTED AS OF THE LAST BUSINESS DAY OF EACH OF BORROWER'S FISCAL QUARTERS BEGINNING WITH THE FISCAL QUARTER ENDING CLOSEST TO JUNE 30, 2001, AS OF THE LAST DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, A RATIO OF FUNDED DEBT TO EBITDA SO THAT IT IS NOT MORE THAN THE
     FOLLOWING:

---------------------------------------------------------------------------
       FISCAL QUARTER ENDING CLOSEST TO:                      RATIO
---------------------------------------------------------------------------
MARCH 31, 2001                                             5.20 TO 1.0
---------------------------------------------------------------------------
JUNE 30, 2001                                              5.00 TO 1.0
---------------------------------------------------------------------------
SEPTEMBER 30, 2001                                         5.00 TO 1.0
---------------------------------------------------------------------------
DECEMBER 31, 2001                                          5.00 TO 1.0
---------------------------------------------------------------------------
MARCH 31, 2002 THROUGH AND                                 4.75 TO 1.0
INCLUDING DECEMBER 31, 2002
---------------------------------------------------------------------------
MARCH 31, 2003 AND THEREAFTER                              4.50 TO 1.0
---------------------------------------------------------------------------

          (c) EBITDA. THE BORROWER AND ITS SUBSIDIARIES ON A CONSOLIDATED BASIS WILL MAINTAIN, TESTED ON THE LAST BUSINESS DAY OF EACH OF THE BORROWER'S FISCAL QUARTERS BEGINNING ON THE LAST BUSINESS DAY OF THE FISCAL QUARTER ENDING CLOSEST TO MARCH 31, 2001 FOR THE FOUR (4) QUARTER PERIOD ENDING ON SUCH DATE, EBITDA OF NOT LESS THAN THE FOLLOWING:

========================================================================
      FISCAL QUARTER ENDING CLOSEST TO:                     AMOUNT
------------------------------------------------------------------------
               MARCH 31, 2001                               WAIVED
------------------------------------------------------------------------
                JUNE 30, 2001                             $17,000,000
------------------------------------------------------------------------
             SEPTEMBER 30, 2001                           $16,000,000
------------------------------------------------------------------------
              DECEMBER 31, 2001                           $16,500,000
------------------------------------------------------------------------
    MARCH 31, 2002 THROUGH AND INCLUDING                  $17,000,000
              DECEMBER 31, 2002

========================================================================
        MARCH 31, 2003 AND THEREAFTER                     $18,500,000
========================================================================

          (d) CERTAIN ADJUSTMENTS. IN DETERMINING COMPLIANCE WITH THE FOREGOING FINANCIAL COVENANTS:

               (i) FOR THE FISCAL QUARTERS ENDING CLOSEST TO JUNE 30, 2001 AND SEPTEMBER 30, 2001 ONLY, THERE SHALL BE EXCLUDED FROM INTEREST EXPENSE THE $90,000 FEE DUE THE LENDERS UNDER THE SIXTH AMENDMENT; AND

               (ii) SEVERANCE EXPENSES UP TO AND INCLUDING $750,000 ACCRUED DURING THE PERIOD BEGINNING MAY 15, 2001 AND ENDING ON THE LAST BUSINESS DAY OF AUGUST, 2001, SHALL BE EXCLUDED FROM EBITDA UNTIL THE FISCAL PERIOD IN WHICH THEY ARE PAID IN CASH.

     8. Section 6.2.7 of the Financing Agreement (Capital Expenditures) is hereby deleted in its entirety and the following is substituted in its place:

          6.2.7 CAPITAL EXPENDITURES. THE BORROWER AND FANTASMA WILL NOT, DIRECTLY OR INDIRECTLY (BY WAY OF THE ACQUISITION OF THE SECURITIES OF A PERSON OR OTHERWISE), MAKE ANY CAPITAL EXPENDITURES (EXCLUDING, HOWEVER, ANY BUYBACKS OTHERWISE INCLUDED AS A CAPITAL EXPENDITURE) IN THE AGGREGATE FOR THE BORROWER, FOSTER GRANT AND FANTASMA (TAKEN AS A WHOLE) FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001 AND FOR ANY FISCAL YEAR THEREAFTER, EXCEEDING $8,500,000.

     9. The Obligors shall permit authorized representatives of the Agent to conduct an appraisal of the Obligors' Inventory, all at such times during normal business hours as may be reasonably requested by the Agent. The Obligors agree to provide cooperation as necessary to complete the appraisals in a timely manner. Any and all costs and expenses reasonably incurred by, or on behalf of, the Agent in connection with the conduct of any of the foregoing shall be part of the Enforcement Costs and shall be payable to the Agent upon demand. The Obligors acknowledge and agree that such reasonable expenses may include, but shall not be limited to, any and all out-of-pocket costs and expenses of the Agent's employees and agents reasonably incurred in, and when, travelling to any of the Obligors' facilities.

     10. On the condition that the Obligors shall have complied with the terms and conditions of this Agreement, the Agent and the Lenders hereby waive defaults under the following provisions of the Financing Agreement which, prior to the execution of this Agreement or for the period stated, existed under the Obligations; provided, however that this Paragraph shall not be deemed to waive any defaults under the following provisions after the date of this Agreement or after the period stated, or any other defaults arising out of non-compliance by the Obligors with the Financing Agreement, whether or not the events, facts or circumstances giving rise to such non-compliance existed on or prior to the date hereof:

                  Section                            Default
                  -------                            -------


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


                  6.1.13(c)            Failure of Borrower to maintain EBITDA as
                                       required by Section 6.1.13(c) for Fiscal
                                       Year period ending March 31, 2001

     11. The Obligors hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     12. The Obligors acknowledge and warrant that the Agent and the Lenders have acted in good faith and has conducted in a commercially reasonable manner its relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.

     13. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent, the Lenders and their respective counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the counsel and all recording fees, taxes and charges.

     14. As a condition of the Agent's and the Lenders' agreement to enter into this Agreement, the Obligors hereby agree to pay to the Agent and the Lenders an amendment fee equal to $90,000, for the ratable benefit of the Lenders, which fee shall be due and payable at the time this Agreement is executed and is fully earned and non-refundable upon payment.

     15. As a condition of the Agent's and the Lenders' agreement to enter into this Agreement, the Obligors hereby agree to pay to the Agent an Administrative Fee equal to $15,000, which fee shall be due and payable at the time this Agreement is executed and is fully earned and non-refundable upon payment.

     16. This Agreement is one of the Financing Documents. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by fax. Any party who chooses to deliver its signature by fax agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

     IN WITNESS WHEREOF, the Obligors, the Agent and the Lenders have executed this Agreement under seal as of the date and year first written above.


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


Exhibit 10.1.6
May 14, 2001 4:14 PM

                                 Signature Page

                               Sixth Amendment to
                           Second Amended and Restated
                        Financing and Security Agreement

                                      among

  AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                        AAi.FOSTERGRANT, INC. (formerly known as
                                        Accessories, Associates, Inc.)


                                        By:/s/ Brian J. Lagarto           (SEAL)
                                           -------------------------------
                                           Name: Brian J. Lagarto
                                           Title: Chief Financial Officer


                                        FANTASMA, LLC


                                        By:/s/ Brian J. Lagarto           (SEAL)
                                           -------------------------------
                                           Name: Brian J. Lagarto
                                           Title: Chief Financial Officer

                                 Signature Page

                 Sixth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

  AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                        BANK OF AMERICA, N.A., Agent


                                        By: /s/ Gary W. Bartlett          (SEAL)
                                            ------------------------------
                                            Gary W. Bartlett
                                            Vice President


                                        BANK OF AMERICA, N.A.
                                        in its capacity as a Lender


                                        By: /s/ Gary W. Bartlett          (SEAL)
                                            ------------------------------
                                            Gary W. Bartlett
                                            Vice President

                                 Signature Page

                 Sixth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

  AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                             LASALLE BUSINESS CREDIT, INC.


                                             By: /s/ Thomas A. Buckelew   (SEAL)
                                                 -------------------------
                                                 Thomas A. Buckelew
                                                 Vice President

                                 Signature Page

                 Sixth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

  AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Rose Crump                (SEAL)
                                            ------------------------------
                                            Rose Crump
                                            Vice President